UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

KBS GROWTH & INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	333-207471	47-2778257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 16, 2017, KBS Growth & Income REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated November 9, 2017 with regard to the acquisition, through an indirect wholly owned subsidiary, of a seven-story office building containing 157,166 rentable square feet located on approximately 0.5 acres of land and a parking lot containing approximately 8,038 square feet on approximately 0.18 acres of land in Chicago, Illinois (together, the “Institute Property”). The Company hereby amends the Form 8-K dated November 9, 2017 to provide the required financial information related to its acquisition of the Institute Property.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Institute Property

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2017 (unaudited) and the Year Ended December 31, 2016	F-3

(b)	Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2017	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2017	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended to December 31, 2016	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: January 24, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Growth & Income REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Institute Property for the year ended December 31, 2016, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of the Institute Property. Our opinion is not modified with respect to this matter.
/s/ Squar Milner LLP

Newport Beach, California
January 24, 2018

INSTITUTE PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2017	December 31, 2016
	(unaudited)
Revenues:
Rental income	$1,961	$2,799
Tenant reimbursements	260	209
Other income	79	205
Total revenues	2,300	3,213
Expenses:
Real estate taxes and insurance	693	908
Property management fees and other expenses	141	227
Repairs and maintenance	216	205
Utilities	65	77
Total expenses	1,115	1,417
Revenues over certain operating expenses	$1,185	$1,796
See accompanying notes.

INSTITUTE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2017 (unaudited)
and the Year Ended December 31, 2016

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On November 9, 2017, KBS Growth & Income REIT, Inc. (“KBS G&I REIT”), through an indirect wholly owned subsidiary, acquired from 213 W. Institute Owner LLC and 218-224 W. Chicago Owner LLC, a seven-story office building containing 157,166 rentable square feet located on approximately 0.5 acres of land and a parking lot containing approximately 8,038 square feet on approximately 0.18 acres of land in Chicago, Illinois (together, the “Institute Property”). The seller is not affiliated with KBS G&I REIT or its external advisor, KBS Capital Advisors LLC. The total purchase price of the Institute Property was $43.7 million including closing costs.
KBS G&I REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Institute Property is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS G&I REIT expects to incur in the future operations of the Institute Property. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Institute Property.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2017 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2017 are not necessarily indicative of the results that may be expected for the year ended December 31, 2017.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Institute Property was acquired from an unaffiliated party and (ii) based on due diligence of the Institute Property by KBS G&I REIT, management is not aware of any material factors relating to the Institute Property that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by approximately $0.5 million and $0.3 million for the nine months ended September 30, 2017 (unaudited) and the year ended December 31, 2016, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

INSTITUTE PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2017 (unaudited)
and the Year Ended December 31, 2016

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2016, the Institute Property was 78% leased to 37 tenants. For the year ended December 31, 2016, the Institute Property earned approximately 13% of its rental income from a restaurant/bar that occupied 17,379 rentable square feet or approximately 11% of the total property rentable square feet at the Institute Property. Of the 17,379 rentable square feet occupied by the tenant, a total of 1,905 rentable square feet expires on August 31, 2019 and 15,474 rentable square feet expires on September 30, 2024. The tenant has two five-year extension options with respect to the 15,474 rentable square feet that expires on September 30, 2024. In addition, for the year ended December 31, 2016, the Institute Property earned approximately 13% of it rental income from another tenant that occupied 13,822 rentable square feet or approximately 9% of the total property rentable square feet at the Institute Property. This tenant is a portfolio school that offers programs preparing students for jobs at advertising agencies, design studios and digital shops. This tenant’s lease expires on July 31, 2022 and has one five-year extension option. No other tenant lease represented more than 10% of rental income for the year ended December 31, 2016.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2016, the future minimum rental payments due under non-cancelable operating leases for the following years ending December 31 and thereafter were as follows (in thousands):

2017	$2,476
2018	3,405
2019	3,052
2020	2,789
2021	2,505
Thereafter	5,884
$20,111

6.	SUBSEQUENT EVENTS
KBS G&I REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 24, 2018.

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Growth & Income REIT, Inc. (“KBS G&I REIT”) as of September 30, 2017, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2016 and the nine months ended September 30, 2017, and the notes thereto. The consolidated financial statements of KBS G&I REIT for the year ended December 31, 2016 and the consolidated financial statements as of and for the nine months ended September 30, 2017 have been included in KBS G&I REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and notes thereto for the nine months ended September 30, 2017 and for the year ended December 31, 2016 of the Institute Property, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2017 has been prepared to give effect to the acquisition of the Institute Property as if the acquisition occurred on September 30, 2017.
The unaudited pro forma statement of operations for the nine months ended September 30, 2017 has been prepared to give effect to the acquisition of the Institute Property as if the acquisition occurred on January 1, 2016.
The unaudited pro forma statement of operations for the year ended December 31, 2016 has been prepared to give effect to the acquisition of the Institute Property as if the acquisition occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Institute Property been consummated as of January 1, 2016.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2017
(in thousands)

		Pro Forma Adjustments
	KBS G&I REIT Historical (a)	Institute Property (b)		Pro Forma Total

Assets
Real estate:
Land	$22,909	$8,400	(c)	$31,309
Building and improvements	108,541	33,536	(c)	142,077
Tenant origination and absorption costs	13,148	4,118	(c)	17,266
Total real estate, cost	144,598	46,054		190,652
Less accumulated depreciation and amortization	(8,105)	—		(8,105)
Total real estate, net	136,493	46,054		182,547
Cash and cash equivalents	5,578	(3,674)		1,904
Rent and other receivables	1,366	—		1,366
Above-market leases, net	187	—		187
Prepaid expenses and other assets, net	2,164	—		2,164
Total assets	$145,788	$42,380		$188,168
Liabilities and stockholders’ equity
Notes payable, net	$72,471	$39,985	(d)	$112,456
Accounts payable and accrued liabilities	3,054	—		3,054
Due to affiliates	1,371	—		1,371
Distributions payable	373	—		373
Below-market leases, net	3,920	2,395	(c)	6,315
Other liabilities	1,194	—		1,194
Total liabilities	82,383	42,380		124,763
Commitments and contingencies
Redeemable common stock	3,198	—		3,198
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 9,126,625 shares issued and outstanding, and 9,126,625 pro forma shares	91	—		91
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 278,439 shares issued and outstanding, and 278,439 pro forma shares	3	—		3
Additional paid-in capital	75,114	—		75,114
Cumulative distributions and net losses	(15,001)	—		(15,001)
Total stockholders’ equity	60,207	—		60,207
Total liabilities and stockholders’ equity	$145,788	$42,380		$188,168

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2017

(a)	Historical financial information derived from KBS G&I REIT’s Quarterly Report on Form 10-Q as of September 30, 2017.

(b)
Represents the acquisition of the Institute Property. The purchase price (net of closing credits) of the Institute Property was $43.7 million including closing costs. This purchase was funded with proceeds from the Amended and Restated Term Loan (described below) and cash available from net proceeds received from KBS G&I REIT’s primary portion of its now terminated private offering and its now terminated primary public offering through the acquisition date.

(c)
KBS G&I REIT determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of below-market leases and tenant origination and absorption costs) acquired in the asset acquisition based on their estimated fair values.

(d)
On November 9, 2017, in connection with the acquisition of the Institute Property, KBS G&I REIT amended its existing term loan to increase the loan amount to $72.8 million (consisting of $48.5 million of term commitment and $24.3 million of revolving commitment) and to add the Institute Property as collateral to the Term Loan (as amended, the “Amended and Restated Term Loan”). The Amended and Restated Term Loan bears interest at a floating rate of interest per annum equal to 2.0% over one-month LIBOR. At closing, KBS G&I REIT drew $40.3 million under the Amended and Restated Term Loan (consisting of $16.0 million of term commitment and $24.3 million of revolving commitment) which, when combined with $32.5 million already outstanding under the Term Loan, was the maximum amount available to be drawn. The Amended and Restated Term Loan matures on November 9, 2020, with two one-year extension options, subject to certain terms and conditions contained in the loan documents. The $40.0 million carrying amount of the Amended and Restated Term Loan is net of $0.3 million of deferred financing costs incurred in connection with the acquisition of the Institute Property.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017
(in thousands)

		Pro Forma Adjustments		Pro Forma Total
	KBS G&I REIT Historical (a)	Institute Property
Revenues:
Rental income	$9,714	$2,287	(b)	$12,001
Tenant reimbursements	2,478	260	(c)	2,738
Other operating income	56	79	(d)	135
Total revenues	12,248	2,626		14,874
Expenses:
Operating, maintenance and management	2,606	422	(e)	3,028
Property management fees and expenses to affiliate	91	21	(f)	112
Real estate taxes and insurance	1,507	693	(g)	2,200
Asset management fees to affiliate	214	40	(h)	254
General and administrative expenses	1,224	—		1,224
Depreciation and amortization	5,571	1,221	(i)	6,792
Interest expense	2,275	998	(j)	3,273
Total expenses	13,488	3,395		16,883
Other income (loss):
Interest and other income	42	—		42
Loss from extinguishment of debt	(206)	—		(206)
Total other income (loss)	(164)	—		(164)
Net loss	$(1,404)	$(769)		$(2,173)

Class A Common Stock:
Net loss	$(1,358)			$(2,109)
Net loss per common share, basic and diluted	$(0.15)			$(0.23)
Weighted-average number of common shares outstanding, basic and diluted	9,059,187			9,126,625	(k)

Class T Common Stock:
Net loss	$(46)			$(64)
Net loss per common share, basic and diluted	$(0.19)			$(0.27)
Weighted-average number of common shares outstanding, basic and diluted	235,372			235,372

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017

(a)	Historical financial information derived from KBS G&I REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2017. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any above- and below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017, based on historical operations of the previous owners.

(f)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017 that would be due to an affiliate of KBS G&I REIT’s external advisor (the “Co-Manager”) had the property been acquired on January 1, 2016. With respect to KBS G&I REIT’s investment in the Institute Property, the property management fees and expenses to affiliate is a monthly fee paid to the Co-Manager equal to 1.0% of gross revenues, payable and collectible for the month, from the Institute Property.

(g)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017, based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017 that would be due to KBS G&I REIT’s external advisor (the “Advisor”) had the Institute Property been acquired on January 1, 2016. Through August 8, 2017, the asset management fee payable to the Advisor was a monthly fee equal to one-twelfth of 1.6% of the cost of KBS G&I REIT’s investments, less any debt secured by or attributable to the investments. As of August 9, 2017, the asset management fee is a monthly fee payable to the Advisor in an amount equal to one-twelfth of 1.0% of the cost of KBS G&I REIT’s investments including the portion of the investment that is debt financed. During the second and third quarters of 2017, the Advisor waived all asset management fees incurred by KBS G&I REIT.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2017 had the Institute Property been acquired on January 1, 2016. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on the Amended and Restated Term Loan secured by The Offices at Greenhouse, Von Karman Tech Center and the Institute Property, of which $40.3 million was funded at closing of November 9, 2017. The loan bears interest at a floating rate of 200 basis points over the one-month LIBOR and matures on November 9, 2020.

(k)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS G&I REIT’s private offering used to complete the acquisition were raised as of January 1, 2016 and KBS G&I REIT received a gross offering price of $8.90 per share, which was the initial offering price in the private offering.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(in thousands)

		Pro Forma Adjustments		Pro Forma Total
	KBS G&I REIT Historical (a)	Institute Property
Revenues:
Rental income	$6,179	$2,715	(b)	$8,894
Tenant reimbursements	630	209	(c)	839
Other operating income	46	205	(d)	251
Total revenues	6,855	3,129		9,984
Expenses:
Operating, maintenance, and management	1,497	509	(e)	2,006
Property management fees and expenses to affiliate	68	26	(f)	94
Real estate taxes and insurance	619	908	(g)	1,527
Asset management fees to affiliate	399	54	(h)	453
Real estate acquisition fees to affiliate	2,316	—		2,316
Real estate acquisition fees and expenses	405	—		405
General and administrative expenses	1,532	—		1,532
Depreciation and amortization	3,004	1,261	(i)	4,265
Interest expense	1,224	1,112	(j)	2,336
Total expenses	11,064	3,870		14,934
Other income:
Other interest income	120	—		120
Total other income	120	—		120
Net loss	$(4,089)	$(741)		$(4,830)

Class A Common Stock:
Net loss	$(4,081)			$(4,822)
Net loss per common share, basic and diluted	$(0.56)			$(0.62)
Weighted-average number of common shares outstanding, basic and diluted	7,349,273			7,815,670	(k)

Class T Common Stock:
Net loss	$(8)			$(8)
Net loss per common share, basic and diluted	$(0.64)			$(0.68)
Weighted-average number of common shares outstanding, basic and diluted	12,393			12,393

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information derived from KBS G&I REIT’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of above-market assets and below-market lease liabilities, for the year ended December 31, 2016. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any above- and below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016, based on historical operations of the previous owners.

(e)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016, based on historical operations of the previous owners.

(f)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016 that would be due to the Co-Manager had the Institute Property been acquired on January 1, 2016. With respect to KBS G&I REIT’s investment in the Institute Property, the property management fees and expenses to affiliate is a monthly fee paid to the Co-Manager equal to 1.0% of gross revenues, payable and collectible for the month, from the Institute Property.

(g)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016, based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016 that would be due to the Advisor had the Institute Property been acquired on January 1, 2016. Through August 8, 2017, the asset management fee payable to the Advisor was a monthly fee equal to one-twelfth of 1.6% of the cost of KBS G&I REIT’s investments, less any debt secured by or attributable to the investments.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2016 had the Institute Property been acquired on January 1, 2016. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on the Amended and Restated Term Loan secured by The Offices at Greenhouse, Von Karman Tech Center and the Institute Property, of which $40.3 million was funded at closing. The loan bears interest at a floating rate of 200 basis points over the one-month LIBOR and matures on November 9, 2020.

(k)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS G&I REIT’s private offering used to complete the acquisition were raised as of January 1, 2016 and KBS G&I REIT received a gross offering price of $8.90 per share, which was the initial offering price in the private offering.